Restricted cash	12 Months Ended
Dec. 31, 2017
Cash and Cash Equivalents [Abstract]
Restricted cash
6	Restricted cash

The Group’s restricted cash amounting to US$5,234 as of December 31, 2016 represented balance held in a restricted bank account pursuant to certain short term loan agreements (see Note 15 for details). The restricted cash was held in US$ and carried fixed interest at the rate of 0.05% per annum as of December 31, 2016. As of December 31, 2017, the Group did not have any restricted cash.